UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811– 04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2013

WESTERN ASSET

SHORT DURATION

MUNICIPAL INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to generate high current income exempt from regular federal income tax* while preserving capital.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short Duration Municipal Income Fund for the twelve-month reporting period ended October 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 29, 2013

II	Western Asset Short Duration Municipal Income Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended October 31, 2013 (the “reporting period”), but the pace was mixed. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then accelerated, as first quarter 2013 GDP growth was 1.1%, supported by strengthening consumer spending. GDP growth in the second quarter further improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The U.S. Department of Commerce’s initial reading for third quarter 2013 GDP growth, released after the reporting period ended, was 2.8%. Stronger growth was driven, in part, by a deceleration in imports and increased private inventory investment and state and local government spending.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. Unemployment fell to 7.7% in February 2013 and edged lower over much of the next seven months to reach 7.2% in September 2013, its lowest reading since November 2008. Unemployment then ticked up to 7.3% in October. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in October, the lowest level since 1978.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales dipped 3.2% on a seasonally adjusted basis in October 2013 versus the previous month, but were 6.0% higher than in October 2012. In addition, the NAR reported that the median existing-home price for all housing types was $199,500 in October 2013, up 12.8% from October 2012. This marked the eleventh consecutive month that home prices experienced a double-digit increase compared to the same period a year earlier. The inventory of homes available for sale in October 2013 was 1.8% lower than the previous month at a 5.0 month supply at the current sales pace and was 0.9% higher than in October 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the PMI fell to 49.5 in November 2012. This represented the PMI’s lowest reading since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing then expanded over the next five months, before contracting again in May 2013, with a PMI of 49.0. However, this was a temporary setback, as the PMI rose over the next five months and was 56.4 in October, the best reading since April 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been

Western Asset Short Duration Municipal Income Fund	III

Investment commentary (cont’d)

the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. At the Fed’s meeting that concluded on October 30, 2013, the Fed maintained its asset purchase program and said that “Asset purchases are not on a preset course, and the Committee’s decisions about their pace will remain contingent on the Committee’s economic outlook as well as its assessment of the likely efficacy and costs of such purchases.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 29, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Short Duration Municipal Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to generate high current income exempt from regular federal income tax while preserving capital. Under normal market conditions, the Fund invests at least 80% of its assets in municipal securities and in participation or other interests in municipal securities issued by banks, insurance companies or other financial institutions. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund attempts to minimize the volatility in its net asset value (“NAV”)i per share, although there can be no assurance that this will be the case.

The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, that we determine to be of comparable credit quality), but may invest up to 20% of its assets in below investment grade bonds. Although the Fund may invest in securities of any maturity, we estimate that the Fund normally maintains a dollar-weighted average effective durationii of three years or less. Instead of investing directly in particular securities, the Fund may use instruments, such as derivatives, that are intended to provide economic exposure to the securities or issuers. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened risk aversion and generated mixed results versus equal-durationiii Treasuries over the twelve months ended October 31, 2013. Risk aversion was prevalent at times given shifting economic data, geopolitical issues, signs of shifting monetary policy by the Federal Reserve Board (“Fed”)iv and the U.S government’s sixteen day partial shutdown which ended on October 16, 2013.

Both short- and long-term Treasury yields moved higher during the twelve months ended October 31, 2013. Two-year Treasury yields rose from 0.30% at the beginning of the period to 0.31% at the end of the period. Their peak of 0.52% occurred on September 5, 2013 and they were as low as 0.20% in early May 2013. Ten-year Treasury yields were 1.72% at the beginning of the period and 2.57% at the end of the period. Their peak of 2.98% also occurred on September 5, 2013 and their low of 1.58% took place in mid-November 2012.

The municipal bond market underperformed its taxable bond counterpart during the twelve months ended October 31, 2013. Over that period, the Barclays Municipal Bond Indexv and the Barclays U.S.

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	1

Fund overview (cont’d)

Aggregate Indexvi fell 1.72% and 1.08%, respectively. The municipal bond market lagged the taxable bond market during seven of the twelve months covered by this report. In addition to the negative impact of higher interest rates, investor sentiment for municipal bonds was weak at times given the negative fallout from the city of Detroit’s bankruptcy filing.

Q. How did we respond to these changing market conditions?

A. There were only minor changes to the Fund during the reporting period. We actively managed the Fund’s cash and cash equivalent exposure during the reporting period given inflows from shareholders.

Performance review

For the twelve months ended October 31, 2013, Class A shares of Western Asset Short Duration Municipal Income Fund, excluding sales charges, returned 0.29%. The Fund’s unmanaged benchmark, the Barclays Three-Year Municipal Bond Indexvii, returned 1.18% for the same period. The Lipper Short Municipal Debt Funds Category Average1 returned 0.17% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of October 31, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short Duration Municipal Income Fund:
Class A	-0.14%	0.29%
Class C	-0.32%	-0.07%
Class I	-0.10%	0.39%
Barclays Three-Year Municipal Bond Index	0.44%	1.18%
Lipper Short Municipal Debt Funds Category Average[1]	-0.27%	0.17%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 97 funds for the six-month period and among the 88 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

2	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended October 31, 2013 for Class A, Class C and Class I shares were 0.93%, 0.59% and 1.02%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class I shares was 0.92%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2013, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 0.65%, 1.01% and 0.51%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our security selection of BBB-rated municipal securities. An overweight to A-rated municipal securities was also beneficial for performance. The Fund’s underweight to holdings in Puerto Rico contributed to results as Commonwealth bonds underperformed the benchmark during the reporting period. Elsewhere, an overweight to the five year portion of the municipal yield curveviii was additive for results.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was our cash equivalent position. This allocation was due to our need to maintain adequate liquidity. However, it was a drag on results as they underperformed the benchmark. Also detracting from the Fund’s results was its overweight to lower rated investment grade municipal bonds. More specifically, an overweight to BBB-rated securities was a negative as they underperformed their higher-rated counterparts during the period. Finally, having a duration that was shorter than the benchmark detracted from results.

Thank you for your investment in Western Asset Short Duration Municipal Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 14, 2013

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund may use derivatives, such as options

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	3

Fund overview (cont’d)

and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Barclays Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2013 and October 31, 2012. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2013 and held for the six months ended October 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.14%	$1,000.00	$998.60	0.67%	$3.38	Class A	5.00%	$1,000.00	$1,021.83	0.67%	$3.41
Class C	-0.32	1,000.00	996.80	1.02	5.13	Class C	5.00	1,000.00	1,020.06	1.02	5.19
Class I	-0.10	1,000.00	999.00	0.59	2.97	Class I	5.00	1,000.00	1,022.23	0.59	3.01

[1]	For the six months ended October 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

6	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 10/31/13	0.29%	-0.07%	0.39%
Five Years Ended 10/31/13	2.79	2.42	2.89
Ten Years Ended 10/31/13	2.50	2.14	N/A
Inception* through 10/31/13	2.46	2.10	2.63

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 10/31/13	-1.98%	-0.07%	0.39%
Five Years Ended 10/31/13	2.34	2.42	2.89
Ten Years Ended 10/31/13	2.26	2.14	N/A
Inception* through 10/31/13	2.23	2.10	2.63

Cumulative total returns
Without sales charges[1]
Class A (10/31/03 through 10/31/13)	28.07%
Class C (10/31/03 through 10/31/13)	23.59
Class I (Inception date of 11/14/03 through 10/31/13)	29.49

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

*	Inception dates for Class A, C and I shares are March 17, 2003, March 18, 2003 and November 14, 2003, respectively.

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	7

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short Duration Municipal Income Fund vs. Barclays Three-Year Municipal Bond Index and Lipper Short Municipal Debt Funds Category Average† — October 2003 - October 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short Duration Municipal Income Fund on October 31, 2003, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, through October 31, 2013. The hypothetical illustration also assumes a $10,000 investment in the Barclays Three-Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Category Average. The Barclays Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Short Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

8	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

Spread duration (unaudited)

Economic exposure —October 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

Benchmark	— Barclays Three-Year Municipal Bond Index
WA Short Duration	— Western Asset Short Duration Municipal Income Fund

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	9

Effective duration (unaudited)

Interest rate exposure — October 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected sectors benchmark as of the end of the reporting period.

Benchmark	— Barclays Three-Year Municipal Bond Index
WA Short Duration	— Western Asset Short Duration Municipal Income Fund

10	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

Schedule of investments

October 31, 2013

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 91.4%
Alabama — 0.9%
Alabama State Public School & College Authority	5.000%	5/1/14	$7,500,000	$7,677,300
Fairfield, AL, IDB, Environmental Improvement Revenue, U.S. Steel Corp. Project	5.375%	6/1/15	11,855,000	11,979,833
Total Alabama				19,657,133
Alaska — 0.6%
Alaska State Housing Finance Corp. Revenue:
State Capital Project II	4.000%	6/1/17	675,000	739,152
State Capital Project II	5.000%	6/1/18	200,000	230,246
State Capital Project II	5.000%	12/1/18	500,000	580,910
State Capital Project II	5.000%	6/1/19	300,000	348,258
Valdez, AK, Marine Terminal Revenue, BP Pipelines Inc. Project	5.000%	1/1/18	10,000,000	11,228,500
Total Alaska				13,127,066
Arizona — 1.1%
Arizona State, COP, Department of Administration, AGM	5.000%	10/1/14	12,405,000	12,897,107
Phoenix, AZ, Civic Improvement Corp., Transportation Excise Tax Revenue	4.000%	7/1/18	2,200,000	2,466,398
Phoenix, AZ, Civic Improvement Corp., Transportation Excise Tax Revenue	5.000%	7/1/18	2,000,000	2,332,220
Phoenix, AZ, Civic Improvement Corp., Transportation Excise Tax Revenue	5.000%	7/1/19	4,670,000	5,500,279
Yavapai County, AZ, IDA, Solid Waste Disposal Revenue, Waste Management Inc. Project	2.125%	6/1/18	2,500,000	2,440,650	(a)(b)(c)
Total Arizona				25,636,654
Arkansas — 0.1%
Springdale, AR, Sales & Use Tax Revenue	4.000%	7/1/17	1,140,000	1,251,663
Springdale, AR, Sales & Use Tax Revenue	4.000%	7/1/18	1,000,000	1,106,770
Total Arkansas				2,358,433
California — 10.7%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue:
Episcopal Senior Communities	2.000%	7/1/14	335,000	336,896
Episcopal Senior Communities	3.000%	7/1/15	410,000	419,405
Episcopal Senior Communities	3.000%	7/1/16	800,000	824,144
Episcopal Senior Communities	4.000%	7/1/18	1,565,000	1,645,003
Bay Area, CA, Toll Authority, Toll Bridge Revenue, San Francisco Bay Area	0.780%	10/1/19	5,250,000	5,197,920	(b)(c)
California State Department of Water Resources, Power Supply Revenue	5.000%	5/1/14	9,250,000	9,468,208

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	11

Schedule of investments (cont’d)

October 31, 2013

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
California State Department of Water Resources, Power Supply Revenue	5.000%	5/1/15	$7,000,000	$7,494,900
California State Economic Recovery, GO	5.000%	7/1/14	10,000,000	10,313,600	(b)(c)
California State Health Facilities Financing Authority Revenue:
Northern California Retired Officers Community — Paradise Valley Estates Project	4.000%	1/1/16	1,040,000	1,106,134
Northern California Retired Officers Community — Paradise Valley Estates Project	3.000%	1/1/17	480,000	503,923
Northern California Retired Officers Community — Paradise Valley Estates Project	4.000%	1/1/18	1,290,000	1,403,120
California State PCFA, Solid Waste Disposal Revenue:
Republic Services Inc.	0.700%	2/3/14	1,740,000	1,740,000	(b)(c)(d)
Republic Services Inc.	0.950%	2/3/14	15,000,000	15,000,000	(a)(b)(c)
California State Public Works Board, Lease Revenue:
California State University Project	5.000%	9/1/18	675,000	788,258
California State University Project	5.000%	9/1/19	1,180,000	1,384,234
Department of Corrections & Rehabilitation	3.000%	9/1/17	750,000	805,230
Department of Corrections & Rehabilitation	5.000%	9/1/17	600,000	689,040
Department of Corrections & Rehabilitation	4.000%	9/1/18	1,000,000	1,117,350
Department of Corrections & Rehabilitation	5.000%	9/1/18	1,000,000	1,163,730
Department of Corrections & Rehabilitation	4.000%	9/1/19	1,200,000	1,335,444
Department of Corrections & Rehabilitation	5.000%	9/1/19	750,000	875,753
Judicial Council Projects	3.000%	3/1/18	3,190,000	3,401,912
California State, GO	4.000%	9/1/17	1,500,000	1,677,915
California State, GO	5.000%	9/1/17	5,000,000	5,780,700
California State, GO	4.000%	12/1/17	20,000,000	22,011,400	(b)(c)(e)
California State, GO, Various Purpose	5.000%	10/1/18	10,000,000	11,778,800
California Statewide CDA Revenue:
FHA, Methodist Hospital Project	5.500%	2/1/14	1,785,000	1,804,510
Kaiser Permanente	5.000%	5/1/17	11,565,000	13,212,788	(b)(c)
Central Valley Financing Authority, CA, Cogeneration Project Revenue:
Carson Ice Generation Project	5.000%	7/1/15	750,000	801,308
Carson Ice Generation Project	5.000%	7/1/16	1,000,000	1,102,330
Contra Costa, CA, Water District Revenue	5.000%	10/1/15	14,115,000	15,351,897
Contra Costa, CA, Water District Revenue	4.000%	10/1/16	4,750,000	5,220,250
Contra Costa, CA, Water District Revenue	5.000%	10/1/16	9,000,000	10,150,020
Contra Costa, CA, Water District Revenue	5.000%	10/1/18	2,000,000	2,354,720
Contra Costa, CA, Water District Revenue	5.000%	10/1/19	2,100,000	2,483,901

See Notes to Financial Statements.

12	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
El Dorado, CA, Irrigation District, COP	3.500%	8/1/15	$1,085,000	$1,128,378
Irvine, CA, Improvement Bond Act 1915, Assessment District No. 12-1	3.000%	9/2/16	1,490,000	1,551,150
Lee Lake, CA, PFA Revenue	4.000%	9/1/16	1,530,000	1,611,809
Lee Lake, CA, PFA Revenue	4.000%	9/1/18	1,500,000	1,573,710
Los Angeles, CA, Department of Airports Revenue, Ontario International, NATL	5.000%	5/15/18	1,400,000	1,517,460	(a)
Mount San Antonio, CA, Community College District, GO	5.000%	9/1/17	400,000	461,968
Mount San Antonio, CA, Community College District, GO	5.000%	9/1/18	500,000	588,755
Oakland-Alameda County, CA, Coliseum Authority Lease Revenue	5.000%	2/1/16	1,930,000	2,113,562
Oakland-Alameda County, CA, Coliseum Authority Lease Revenue	5.000%	2/1/17	3,530,000	3,971,603
Port of Oakland, CA	5.000%	5/1/16	2,500,000	2,736,125	(a)
Port of Oakland, CA	5.000%	5/1/17	2,250,000	2,504,520	(a)
Riverside County, CA, Transportation Commission Sales Tax Revenue, Limited Tax	5.000%	6/1/19	1,700,000	2,017,917
Riverside, CA, USD, Financing Authority Revenue	3.000%	9/1/15	1,575,000	1,624,770
Riverside, CA, USD, Financing Authority Revenue	3.000%	9/1/16	1,625,000	1,692,551
Riverside, CA, USD, Financing Authority Revenue	4.000%	9/1/17	1,370,000	1,482,929
Sacramento, CA, Cogeneration Authority Project Revenue:
Procter & Gamble Project	5.000%	7/1/14	650,000	666,809
Procter & Gamble Project	5.000%	7/1/15	875,000	936,066
Procter & Gamble Project	5.000%	7/1/16	1,000,000	1,105,110
Sacramento, CA, USD, COP, AGM	3.080%	3/1/14	8,410,000	8,428,082	(b)(c)
San Bernardino County, CA, COP, Arrowhead Project	5.000%	8/1/14	5,000,000	5,098,550
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/14	2,000,000	2,050,620
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.000%	5/1/15	4,300,000	4,598,678
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	4.000%	11/1/13	3,715,000	3,715,000	(f)
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	4.000%	11/1/13	2,290,000	2,290,000
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	4.000%	11/1/14	3,090,000	3,204,701	(f)
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	4.000%	11/1/14	1,910,000	1,980,899
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	5.000%	11/1/15	3,020,000	3,298,082	(f)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	13

Schedule of investments (cont’d)

October 31, 2013

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	5.000%	11/1/15	$1,870,000	$2,040,226
Sweetwater, CA, Union High School District, GO, BAN	5.000%	1/1/18	10,000,000	11,357,200
Upland, CA, Successor Agency to the Upland Community Redevelopment Agency Revenue, Merged Project Tax Allocation	4.000%	9/1/18	650,000	714,493
Total California				238,806,466
Colorado — 1.8%
Colorado State Health Facilities Authority Revenue:
Catholic Health Initiatives	5.000%	11/11/14	5,000,000	5,245,200	(b)(c)
Catholic Health Initiatives	5.250%	10/1/38	1,550,000	1,551,566	(b)(c)
Catholic Health Initiatives	5.250%	10/1/38	450,000	450,441	(b)(c)(g)
Catholic Health Initiatives	5.000%	7/1/39	7,000,000	7,006,720	(b)(c)
Evangelical Lutheran Good Samaritan Society	5.000%	12/1/14	10,000,000	10,364,200	(b)(c)
Denver, CO, Urban Renewal Authority Tax Increment Revenue:
Stapleton	5.000%	12/1/16	1,850,000	2,066,764
Stapleton	5.000%	12/1/17	4,000,000	4,547,600
Stapleton	5.000%	12/1/18	5,265,000	6,034,111
Plaza, CO, Metropolitan District #1 Revenue	4.000%	12/1/16	1,000,000	1,033,880
Plaza, CO, Metropolitan District #1 Revenue	5.000%	12/1/17	1,000,000	1,068,980
Plaza, CO, Metropolitan District #1 Revenue	5.000%	12/1/19	1,000,000	1,071,780
Total Colorado				40,441,242
Connecticut — 2.5%
Bridgeport, CT, GO	5.000%	8/15/14	1,000,000	1,031,530
Bridgeport, CT, GO	5.000%	8/15/15	3,950,000	4,215,322
Bridgeport, CT, GO	5.000%	8/15/16	1,575,000	1,734,815
Bridgeport, CT, GO	5.000%	8/15/17	1,660,000	1,867,367
Bridgeport, CT, GO	5.000%	8/15/18	1,740,000	1,987,759
Connecticut State HEFA Revenue:
Connecticut State University	5.000%	11/1/16	1,195,000	1,344,076
Connecticut State University	5.000%	11/1/17	1,260,000	1,454,998
Connecticut State, GO	0.610%	4/15/16	4,300,000	4,303,096	(b)
Connecticut State, GO	0.530%	9/15/16	2,000,000	1,990,440	(b)
Connecticut State, GO	0.760%	4/15/17	4,000,000	4,006,680	(b)
Connecticut State, GO	0.620%	9/15/17	5,000,000	4,941,400	(b)
Connecticut State, GO	0.750%	9/15/17	3,000,000	2,974,290	(b)(c)

See Notes to Financial Statements.

14	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Connecticut — continued
Connecticut State, GO:
GAAP Conversion	5.000%	10/15/18	$3,500,000	$4,129,230
GAAP Conversion	5.000%	10/15/19	8,900,000	10,570,441
SIFMA Index	0.520%	3/1/18	2,500,000	2,446,775	(b)
Connecticut State, Resources Recovery Authority Revenue:
Covanta Southeastern Connecticut Co.	4.000%	11/15/13	1,235,000	1,236,519	(a)
Covanta Southeastern Connecticut Co.	4.000%	11/15/14	1,755,000	1,820,848	(a)
Covanta Southeastern Connecticut Co.	4.000%	11/15/15	2,635,000	2,800,952	(a)
West Haven, CT, GO:
AGM	3.000%	8/1/15	500,000	511,865
AGM	5.000%	8/1/16	1,095,000	1,189,126
Total Connecticut				56,557,529
District of Columbia — 0.1%
Metropolitan Washington DC, Airports Authority System Revenue	4.000%	10/1/18	1,000,000	1,104,820	(a)
Florida — 5.8%
Broward County, FL, School Board, COP	4.000%	7/1/17	2,000,000	2,193,640
Broward County, FL, School Board, COP	5.000%	7/1/17	3,945,000	4,459,862
Citizens Property Insurance Corp., FL, Coastal	5.000%	6/1/15	10,000,000	10,685,800
Cityplace, FL, Community Development District, Special Assessment Revenue	5.000%	5/1/14	640,000	651,974
Cityplace, FL, Community Development District, Special Assessment Revenue	5.000%	5/1/16	1,075,000	1,155,991
Cityplace, FL, Community Development District, Special Assessment Revenue	5.000%	5/1/17	1,000,000	1,095,370
Escambia County, FL, PCR Revenue, Gulf Power Co. Project	1.550%	6/15/16	4,250,000	4,248,895	(b)(c)
Florida State Board of Education, Lottery Revenue	5.000%	7/1/15	20,380,000	21,953,540
Jacksonville Electric Authority, FL, Electric System Revenue	4.000%	10/1/18	1,000,000	1,127,400
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville	5.000%	10/1/16	2,000,000	2,218,780
JEA, FL, Electric System Revenue	5.000%	10/1/14	5,000,000	5,097,650	(g)
Manatee County, FL, Revenue, Refunding & Improvement	5.000%	10/1/18	1,100,000	1,291,664
Miami-Dade County, FL, Aviation Revenue	4.000%	10/1/15	3,125,000	3,320,469	(a)
Miami-Dade County, FL, Aviation Revenue	5.000%	10/1/16	1,750,000	1,941,957	(a)
Miami-Dade County, FL, Aviation Revenue	4.000%	10/1/17	1,000,000	1,094,880	(a)
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/17	900,000	1,021,599
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/18	1,500,000	1,730,085

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	15

Schedule of investments (cont’d)

October 31, 2013

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Miami-Dade County, FL, Expressway Authority Toll System Revenue:
Assured Guaranty	3.000%	7/1/14	$3,620,000	$3,686,138	(f)
Assured Guaranty	3.000%	7/1/14	1,695,000	1,725,849
Assured Guaranty	3.000%	7/1/15	2,120,000	2,205,118
Miami-Dade County, FL, School Board, COP	4.000%	4/1/16	1,645,000	1,765,250
Miami-Dade County, FL, School Board, COP	5.000%	8/1/16	25,000,000	27,258,000	(b)(c)
Miami-Dade County, FL, School Board, COP	5.000%	8/1/17	2,000,000	2,265,260
Miami-Dade County, FL, Special Obligation:
Capital Asset Acquisition, AGM	4.000%	4/1/14	1,205,000	1,222,653
Capital Asset Acquisition, AGM	4.000%	4/1/15	1,225,000	1,282,318
Orange County, FL, Tourist Development Tax Revenue	5.000%	10/1/15	15,235,000	16,536,526
Osceola County, FL, Capital Improvements Revenue	5.000%	10/1/14	1,990,000	2,050,197
Village, FL, Community Development District #6, Special Assessment Revenue	3.000%	5/1/15	1,425,000	1,459,328
Village, FL, Community Development District #6, Special Assessment Revenue	3.000%	5/1/17	1,520,000	1,555,477
Village, FL, Community Development District #6, Special Assessment Revenue	3.000%	5/1/18	1,585,000	1,608,331
Total Florida				129,910,001
Georgia — 3.5%
Atlanta, GA, Development Authority Student Housing Revenue, Piedmont/Ellis LLC University Commons Project	5.000%	9/1/18	1,010,000	1,171,792
Burke County, GA, Development Authority Revenue:
Georgia Transmission Corp. Vogtle Project	1.250%	5/1/15	15,000,000	15,115,350	(b)(c)
Oglethorpe Power Corp. Vogtle Project	2.400%	4/1/20	12,000,000	11,535,480	(b)(c)
Burke County, GA, Development Authority, PCR Revenue:
Georgia Power Co. Plant Vogtle Project	1.550%	6/21/16	15,000,000	15,186,000	(b)(c)
Georgia Power Co. Plant Vogtle Project	1.750%	6/1/17	19,700,000	19,706,698	(b)(c)
Monroe County, GA, Development Authority, PCR:
Gulf Power Co.	1.700%	6/21/17	2,500,000	2,481,675	(b)(c)
Gulf Power Co., Plant Scherer Project	2.000%	6/21/18	6,500,000	6,286,670	(b)(c)
Richmond County, GA, Board of Education, GO	5.000%	10/1/16	2,250,000	2,535,412
Richmond County, GA, Board of Education, GO	5.000%	10/1/17	2,750,000	3,189,780
Total Georgia				77,208,857

See Notes to Financial Statements.

16	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Hawaii — 0.1%
Hawaii State Department of Budget & Finance, Special Purpose Senior Living Revenue:
Kahala Senior Living Community Inc.	4.000%	11/15/14	$1,000,000	$1,017,980
Kahala Senior Living Community Inc.	4.500%	11/15/16	1,335,000	1,396,090
Kahala Senior Living Community Inc.	5.000%	11/15/18	400,000	431,648
Total Hawaii				2,845,718
Illinois — 5.9%
Chicago, IL, O’Hare International Airport Revenue, General, Senior Lien	4.000%	1/1/19	20,000,000	21,603,200	(a)
Chicago, IL, Park District, GO:
Harbor Facilities	4.000%	1/1/18	1,150,000	1,247,957
Harbor Facilities	5.000%	1/1/19	1,000,000	1,128,450
Chicago, IL, Transit Authority Sales Tax Receipts Revenue	5.000%	12/1/15	2,155,000	2,320,698
Illinois EFA Revenues, University of Chicago	3.375%	2/3/14	8,000,000	8,061,600	(b)(c)
Illinois Finance Authority, Gas Supply Revenue, Peoples Gas Light & Coke Co.	2.625%	8/1/15	6,000,000	6,176,040	(b)(c)
Illinois Finance Authority, National Rural Utilities Cooperative Finance Corp., Gtd. Solid Waste Disposal Revenue, Prairie Power Inc.	3.000%	5/6/14	11,760,000	11,851,022	(b)(c)
Illinois State Finance Authority Revenue, Ascension Health	5.000%	5/1/17	4,000,000	4,520,760	(b)(c)
Illinois State Unemployment Insurance, Fund Building Receipts Revenue	5.000%	6/15/17	5,000,000	5,599,650
Illinois State Unemployment Insurance, Fund Building Receipts Revenue	5.000%	12/15/17	4,000,000	4,479,720
Illinois State, GO	5.000%	1/1/15	45,000,000	47,067,750
Illinois State, GO	4.000%	7/1/18	9,000,000	9,651,060
Illinois State, GO	5.000%	7/1/19	8,000,000	8,914,400
Total Illinois				132,622,307
Indiana — 2.6%
Indiana Finance Authority Water Utility Revenue, Citizens Energy	3.000%	10/1/14	4,000,000	4,088,760
Indiana Finance Authority, Wastewater Utility Revenue, CWA Authority	3.000%	10/1/16	10,340,000	10,927,622
Indiana Health Facility Financing Authority Revenue:
Ascencion Health	5.000%	7/28/16	4,000,000	4,404,760	(b)(c)
Ascension Health	4.000%	6/1/16	21,000,000	22,473,780	(b)(c)
Richmond, IN, Hospital Authority Revenue, Reid Hospital & Health Care Services Inc. Project	4.250%	1/1/14	1,255,000	1,259,518
Whiting, IN, Environmental Facilities Revenue, BP Products North America Inc.	2.800%	6/2/14	15,260,000	15,285,942	(b)(c)
Total Indiana				58,440,382

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	17

Schedule of investments (cont’d)

October 31, 2013

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Iowa — 1.0%
Iowa State Finance Authority Midwestern Disaster Area Revenue, Iowa Fertilizer Co. Project	5.000%	12/1/19	$23,920,000	$23,212,686
Kentucky — 0.3%
Kentucky State Property & Building Commission, EDR	5.000%	5/1/14	2,035,000	2,082,395
Kentucky State Property & Building Commission Revenue, AGM	5.250%	10/1/15	3,800,000	4,142,646
Russell, KY, Revenue, Bon Secours Health Systems Inc.	4.000%	11/1/15	300,000	316,461
Total Kentucky				6,541,502
Louisiana — 0.1%
Louisiana Local Government Environmental Facilities & CDA, Louisiana Community & Technical College System Facilities Corp. Project	4.000%	10/1/14	1,500,000	1,549,170
Louisiana Stadium & Exposition District	5.000%	7/1/18	350,000	401,817
Total Louisiana				1,950,987
Maryland — 0.1%
Maryland State Transportation Authority, Passenger Facility Charge Revenue, Baltimore/Washington International	5.000%	6/1/17	1,965,000	2,206,243	(a)
Massachusetts — 3.5%
Massachusetts State DFA Revenue:
Avon Associates LLC Project, AGM	4.000%	10/1/14	915,000	936,576
Avon Associates LLC Project, AGM	4.000%	4/1/16	970,000	1,018,830
Avon Associates LLC Project, AGM	4.000%	10/1/17	1,020,000	1,075,406
Boston University	0.680%	3/30/17	7,000,000	6,993,000	(b)(c)
Massachusetts State Port Authority Revenue	5.000%	7/1/14	5,000,000	5,148,050	(a)
Massachusetts State Port Authority Revenue	5.000%	7/1/15	4,010,000	4,293,306	(a)
Massachusetts State School Building Authority, Sales Tax Revenue	5.000%	5/15/19	1,200,000	1,424,100
Massachusetts State, GO	0.330%	2/1/14	21,500,000	21,501,290	(b)
Massachusetts State, GO:
Consolidated Loan	0.420%	1/1/17	20,000,000	19,901,200	(b)
Consolidated Loan	0.460%	9/1/14	15,000,000	15,007,650	(b)
Total Massachusetts				77,299,408
Michigan — 4.2%
Detroit, MI, City School District, GO:
School Building & Site Improvement, Q-SBLF	5.000%	5/1/15	1,275,000	1,332,553
School Building & Site Improvement, Q-SBLF	5.000%	5/1/16	2,000,000	2,136,400
School Building & Site Improvement, Q-SBLF	5.000%	5/1/17	2,500,000	2,716,300
Michigan Finance Authority Revenue, Detroit School District	5.000%	6/1/16	23,000,000	24,473,610

See Notes to Financial Statements.

18	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Michigan State Building Authority Revenue:
Facilities Program	4.000%	10/15/14	$2,915,000	$3,008,746
Facilities Program	4.000%	10/15/15	2,030,000	2,156,713
Michigan State Finance Authority Revenue:
Hospital Oakwood Obligated Group	3.000%	11/1/15	3,795,000	3,931,886
Hospital Oakwood Obligated Group	4.000%	11/1/16	2,240,000	2,410,576
Hospital Oakwood Obligated Group	4.000%	11/1/17	4,645,000	5,051,577
Michigan State Strategic Fund Ltd. Obligation Revenue, Detroit Edison Co.	5.250%	8/1/14	11,000,000	11,353,100	(b)(c)
River Rouge, MI, School District, GO	5.000%	5/1/16	1,160,000	1,262,985
Wayne County, MI, Airport Authority Revenue:
Detroit Metropolitan Airport	5.000%	12/1/14	2,810,000	2,945,048	(a)
Detroit Metropolitan Airport	5.000%	12/1/15	27,680,000	29,956,957	(a)
Western Townships, MI, Utilities Authority Sewer Disposal Systems, GO	4.000%	1/1/14	2,100,000	2,112,516
Total Michigan				94,848,967
Minnesota — 0.2%
Minnesota Agricultural & Economic Development Board Revenue:
Essentia Health Care	4.000%	2/15/14	3,460,000	3,487,784
Essentia Health Care	5.000%	2/15/15	1,340,000	1,409,278
Total Minnesota				4,897,062
Mississippi — 0.1%
Mississippi State Development Bank Special Obligation Revenue, City of Jackson, Capital City Convention Center, Municipal Government Gtd.	5.000%	3/1/19	1,000,000	1,155,640
Nebraska — 0.2%
Central Plains Energy Project, NE, Gas Project Revenue, Project #3	5.000%	9/1/18	4,050,000	4,501,291
Nevada — 0.1%
Clark County, NV, Refunding Bond Bank, GO, AMBAC	5.000%	11/1/13	1,400,000	1,400,000	(f)
New Hampshire — 0.2%
New Hampshire State Business Finance Authority Solid Waste Disposal Revenue, Waste Management Inc.	2.125%	6/1/18	5,000,000	4,881,300	(a)(b)(c)
New Jersey — 8.0%
Hamilton Township, NJ, Mercer County, GO	3.000%	8/1/17	1,750,000	1,868,125
Hamilton Township, NJ, Mercer County, GO	4.000%	8/1/18	1,000,000	1,114,410
Lenape, NJ, Regioinal High School District, GO, School Board Reserve Fund	4.000%	3/15/18	1,000,000	1,107,820

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	19

Schedule of investments (cont’d)

October 31, 2013

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
Mount Laurel Township, NJ, Board of Education, GO:
School Board Reserve Fund	4.000%	8/1/17	$1,000,000	$1,103,610
School Board Reserve Fund	4.000%	8/1/18	1,000,000	1,115,390
New Jersey EDA Revenue:
School Facilities	4.000%	9/1/14	4,000,000	4,119,400
School Facilities	5.000%	9/1/15	3,000,000	3,239,400
School Facilities	5.000%	9/1/16	4,605,000	5,154,607
School Facilities Construction	5.000%	12/15/13	2,000,000	2,010,720	(f)
School Facilities Construction	5.000%	12/15/14	2,000,000	2,102,340
New Jersey Health Care Facilities Financing Authority Revenue:
Catholic Health East	5.000%	11/15/13	2,325,000	2,329,022
Catholic Health East	5.000%	11/15/14	4,710,000	4,939,000
New Jersey State EDA Lease Revenue:
Rutgers University	5.000%	6/15/18	1,000,000	1,165,060
Rutgers University	5.000%	6/15/19	1,380,000	1,618,685
New Jersey State EDA Revenue	5.000%	6/15/14	4,000,000	4,099,440
New Jersey State EDA Revenue	5.000%	6/15/16	5,000,000	5,443,700
New Jersey State EDA Revenue	5.000%	6/15/17	6,000,000	6,612,900
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	4.875%	9/15/19	5,440,000	5,265,974	(a)
School Facilities Construction	5.000%	3/1/19	10,000,000	11,507,200
New Jersey State EFA Revenue:
Rider University	5.000%	7/1/17	1,000,000	1,094,120
University of Medicine & Dentistry of New Jersey	6.000%	12/1/14	5,000,000	5,310,450	(f)
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/13	4,725,000	4,742,955
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/15	4,500,000	4,912,110
New Jersey State Transportation Trust Fund Authority Revenue, Transportation Program	4.000%	6/15/18	5,000,000	5,564,300
New Jersey State Transportation Trust Fund Authority, Transportation Systems, FGIC	5.250%	12/15/13	5,000,000	5,030,500
New Jersey State Turnpike Authority Revenue	0.850%	12/22/14	32,500,000	32,524,050	(b)(c)(d)
New Jersey State Turnpike Authority Revenue	0.610%	1/1/16	32,500,000	32,355,375	(b)(c)
New Jersey State Turnpike Authority Revenue	5.000%	1/1/18	460,000	530,845
Newark, NJ, GO:
Qualified General Improvement	5.000%	7/15/18	4,000,000	4,573,640
TAN	1.500%	2/20/14	5,100,000	5,102,193

See Notes to Financial Statements.

20	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
North Hudson, NJ, Sewerage Authority, Gross Revenue Lease Certificates	4.000%	6/1/16	$650,000	$694,935
North Hudson, NJ, Sewerage Authority, Gross Revenue Lease Certificates	4.000%	6/1/17	775,000	840,728
Rutgers State University Revenue	5.000%	5/1/17	750,000	853,717
Rutgers State University Revenue	4.000%	5/1/18	750,000	838,020
Rutgers State University Revenue	5.000%	5/1/18	300,000	348,249
Rutgers State University Revenue	5.000%	5/1/19	1,500,000	1,754,070
Trenton, NJ, GO	4.000%	7/15/17	1,750,000	1,915,217
Trenton, NJ, GO	4.000%	7/15/18	1,370,000	1,507,658
Union County, NJ, GO	4.000%	3/1/18	1,000,000	1,112,660
Union County, NJ, GO	4.000%	3/1/19	1,500,000	1,671,585
Total New Jersey				179,194,180
New York — 7.8%
Babylon, NY, Industrial Development Agency Resource Recovery Revenue:
Covanta Babylon Inc.	5.000%	1/1/14	2,500,000	2,512,375
Covanta Babylon Inc.	5.000%	1/1/15	4,295,000	4,434,845
Build NYC Resource Corp., NY, Revenue:
YMCA of Greater New York Project	5.000%	8/1/16	840,000	913,618
YMCA of Greater New York Project	5.000%	8/1/17	660,000	730,468
Erie County, NY, Fiscal Stability Authority Revenue:
Sales Tax & State Aid Secured	5.000%	1/15/19	1,000,000	1,171,520
Sales Tax & State Aid Secured	4.000%	3/15/19	600,000	674,346
Greece, NY, CSD, GO	5.000%	12/15/17	650,000	739,531
MTA, NY, Revenue	5.000%	11/15/27	5,000,000	5,008,800	(b)(c)
Nassau County, NY, Local Economic Assistance Corp. Revenue:
South Nassau Communities Hospital	4.000%	7/1/15	480,000	502,608
South Nassau Communities Hospital	4.000%	7/1/16	1,280,000	1,367,821
South Nassau Communities Hospital	5.000%	7/1/18	1,275,000	1,442,382
Winthrop University Hospital Assistance Project	4.000%	7/1/16	1,000,000	1,060,800
Winthrop University Hospital Assistance Project	5.000%	7/1/18	685,000	758,528
New York City, NY, HDC Revenue	5.000%	7/1/16	2,650,000	2,937,392
New York City, NY, HDC Revenue	5.000%	7/1/17	4,375,000	4,956,044
New York City, NY, HDC Revenue	5.000%	7/1/18	3,250,000	3,742,212
New York City, NY, Health & Hospital Corp. Revenue, Health System	5.000%	2/15/15	4,000,000	4,240,080

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	21

Schedule of investments (cont’d)

October 31, 2013

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York City, NY, Industrial Development Agency, Airport Facilities Revenue:
Transportation Infrastructure Properties LLC	5.000%	7/1/14	$1,750,000	$1,785,140	(a)
Transportation Infrastructure Properties LLC	5.000%	7/1/15	2,000,000	2,064,060	(a)
Transportation Infrastructure Properties LLC	5.000%	7/1/16	2,545,000	2,656,675	(a)
New York City, NY, TFA Revenue:
Future Tax Secured	5.000%	11/1/13	3,170,000	3,170,000
Future Tax Secured	5.000%	11/1/13	830,000	830,000	(f)
Future Tax Secured	5.000%	11/1/14	20,935,000	21,927,319
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/14	3,000,000	3,029,820
New York City, NY, Trust for Cultural Resources Revenue, Juilliard School	2.100%	7/1/15	4,000,000	4,108,040	(b)(c)
New York State Dormitory Authority Revenues, Non-State Supported Debt, Interagency Council Pooled Loan Program	4.000%	7/1/16	1,085,000	1,160,332
New York State Energy Research & Development Authority, PCR, New York State Electric & Gas Corp.	2.125%	3/15/15	14,000,000	14,181,860
New York State Environmental Facilities Corp., Solid Waste Disposal Revenue, Waste Management Inc.	0.950%	2/3/14	14,300,000	14,300,000	(a)(b)(c)
New York State Thruway Authority Service Contract Revenue, Local Highway & Bridge	5.000%	4/1/15	33,000,000	35,173,710
New York State Thruway Authority, State Personal Income Tax Revenue:
Transportation	5.000%	3/15/17	1,250,000	1,429,575
Transportation	4.000%	3/15/18	1,000,000	1,130,900
Transportation	5.000%	3/15/18	625,000	733,462
Transportation	5.000%	3/15/19	500,000	591,510
Orange County, NY, Funding Corp. Revenue:
Mount St. Mary College	3.000%	7/1/15	1,115,000	1,155,073
Mount St. Mary College	4.000%	7/1/16	1,020,000	1,097,194
Mount St. Mary College	4.000%	7/1/17	1,060,000	1,153,513
Mount St. Mary College	4.000%	7/1/18	1,110,000	1,215,960
Schenectady County, NY, Capital Resource Corp. Revenue, FHA 242, Ellis Hospital	1.750%	2/15/18	3,760,000	3,750,713
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/14	20,000,000	20,910,800	(b)(c)
Total New York				174,749,026
North Carolina — 0.2%
North Carolina State Medical Care Commission, Health Care Facilities Revenue, Wake Forest Baptist Obligated Group	0.820%	12/1/17	5,000,000	4,947,200	(b)(c)

See Notes to Financial Statements.

22	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
North Dakota — 0.1%
McLean County, ND, Solid Waste Facilities Revenue, Great River Energy	3.500%	7/1/15	$3,000,000	$3,082,260	(a)(b)(c)
Ohio — 3.7%
Jobsohio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/17	1,350,000	1,506,586
Jobsohio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/18	1,000,000	1,139,170
Jobsohio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/19	2,200,000	2,528,702
Montgomery County, OH, Revenue, Miami Valley Hospital	5.250%	11/15/14	2,650,000	2,754,569	(b)(c)
Ohio State Air Quality Development Authority Revenue:
Columbus Southern Power Co.	3.875%	6/1/14	5,000,000	5,067,100	(b)(c)
FirstEnergy Generation Corp.	2.250%	9/15/16	18,000,000	17,846,820	(b)(c)
Pollution Control, FirstEnergy Nuclear Generation Corp.	3.750%	12/1/14	20,995,000	21,481,874	(b)(c)
U.S. Steel Corp. Project	5.375%	11/1/15	9,660,000	9,833,783
Ohio State Higher Educational Facility Commission Revenue, Oberlin College	5.000%	10/1/14	3,000,000	3,120,960
Ohio State Hospital Revenue, University Hospitals Health System Inc.	5.000%	1/15/17	1,360,000	1,506,554
Ohio State University Revenue	5.000%	12/1/14	6,605,000	6,943,638
Ohio State University Revenue	5.000%	12/1/14	395,000	415,078	(f)
Ohio State Water Development Authority Revenue:
FirstEnergy Generation Corp.	2.250%	9/15/16	3,150,000	3,083,094	(b)(c)
Water Development, Fresh Water Revenue	5.000%	12/1/18	3,000,000	3,573,990
Water Development, Fresh Water Revenue	5.000%	6/1/19	1,665,000	1,976,372
Total Ohio				82,778,290
Oklahoma — 0.2%
Oklahoma State Development Finance Authority:
St. John Health System Inc.	5.000%	2/15/16	1,545,000	1,681,254
St. John Health System Inc.	5.000%	2/15/17	1,500,000	1,676,475
Total Oklahoma				3,357,729
Oregon — 0.6%
Clackamas County, OR, Hospital Facility Authority Revenue, Legacy Health System	5.000%	7/15/14	5,000,000	5,134,800	(b)(c)
Medford, OR, Hospital Facilities Authority Revenue:
Rogue Valley Manor	3.000%	10/1/16	1,025,000	1,053,198
Rogue Valley Manor	4.000%	10/1/18	1,070,000	1,125,437
Oregon State Department of Administrative Services, Lottery Revenue	5.000%	4/1/14	2,000,000	2,039,140

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	23

Schedule of investments (cont’d)

October 31, 2013

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oregon — continued
Oregon State Facilities Authority Revenue, Legacy Health System	5.000%	3/15/14	$750,000	$762,187
Oregon State Health & Science University Revenue	5.000%	7/1/16	1,000,000	1,102,890
Portland, OR, River District Urban Renewal & Redevelopment	5.000%	6/15/18	1,000,000	1,142,880
Total Oregon				12,360,532
Pennsylvania — 8.0%
Allegheny County, PA, Higher Education Building Authority University Revenue:
Duquesne University of the Holy Spirit	5.000%	3/1/18	1,000,000	1,131,130
Duquesne University of the Holy Spirit	5.000%	3/1/19	500,000	568,860
Allegheny County, PA, Hospital Development Authority Revenue, University Pittsburgh Medical Center	5.000%	5/15/15	8,250,000	8,810,340
Beaver County, PA, IDA Revenue, FirstEnergy Generation Corp. Project	2.150%	3/1/17	11,200,000	10,821,664
Beaver County, PA, IDA, PCR, FirstEnergy Nuclear Generation Corp.	3.375%	7/1/15	10,000,000	10,222,600	(b)(c)
Delaware River Port Authority, PA, Revenue:
Port District Project	4.000%	1/1/15	1,000,000	1,030,390
Port District Project	5.000%	1/1/16	1,215,000	1,302,699
Port District Project	5.000%	1/1/17	2,100,000	2,269,575
Port District Project	5.000%	1/1/18	1,235,000	1,344,384
Port District Project	5.000%	1/1/19	3,490,000	3,789,686
Montgomery County, PA, Higher Education & Health Authority Hospital Revenue, Abington Memorial Hospital	5.000%	6/1/14	2,670,000	2,734,961
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue, PPL Energy Supply LLC	3.000%	9/1/15	25,250,000	25,849,940	(b)(c)
Pennsylvania State Economic Development Financing Authority, Exempt Facilities Revenue:
Amtrak Project	5.000%	11/1/15	500,000	535,390	(a)
Amtrak Project	5.000%	11/1/16	325,000	356,424	(a)
Amtrak Project	5.000%	11/1/17	1,920,000	2,144,467	(a)
Amtrak Project	3.000%	11/1/18	750,000	773,535	(a)
Pennsylvania State Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management Inc. Project	0.950%	2/3/14	17,000,000	17,000,000	(a)(b)(c)
Pennsylvania State Economic Development Financing Authority, Unemployment Compensation Revenue	5.000%	1/1/21	3,000,000	3,460,980
Pennsylvania State Economic Development Financing Authority, Unemployment Compensation Revenue	5.000%	7/1/21	7,500,000	8,540,550

See Notes to Financial Statements.

24	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Pennsylvania State Economic Development Financing Authority, Unemployment Compensation Revenue	5.000%	1/1/22	$4,000,000	$4,525,080
Pennsylvania State Higher EFA Revenue:
AICUP Financing Program-Messiah College	4.000%	11/1/17	1,145,000	1,249,848
AICUP Financing Program-Messiah College	4.000%	11/1/18	700,000	769,300
Delware Valley College of Science & Agriculture	3.000%	11/1/15	675,000	677,855
Delware Valley College of Science & Agriculture	4.000%	11/1/17	1,030,000	1,054,802
Shippensburg University Student Services Inc.	4.000%	10/1/16	300,000	309,210
Shippensburg University Student Services Inc.	4.000%	10/1/17	265,000	273,210
Shippensburg University Student Services Inc.	4.000%	10/1/18	560,000	573,014
Pennsylvania State Housing Finance Agency, Single-Family Mortgage Revenue	1.050%	4/1/15	1,250,000	1,248,950	(a)
Pennsylvania State Housing Finance Agency, Single-Family Mortgage Revenue	1.750%	4/1/17	1,000,000	997,690	(a)
Pennsylvania State Housing Finance Agency, Single-Family Mortgage Revenue	1.850%	10/1/17	625,000	625,700	(a)
Pennsylvania State Housing Finance Agency, Single-Family Mortgage Revenue	2.000%	4/1/18	1,000,000	994,970	(a)
Pennsylvania State IDA, Economic Development	5.000%	7/1/17	3,630,000	4,109,305
Pennsylvania State Turnpike Commission Revenue:
SIFMA	0.680%	12/1/17	14,000,000	13,889,960	(b)
SIFMA	0.780%	12/1/18	9,750,000	9,568,065	(b)
Philadelphia, PA, Hospitals & Higher EFA Revenue:
Temple University Health System	5.000%	7/1/15	1,000,000	1,019,350
Temple University Health System	5.000%	7/1/16	1,000,000	1,024,400
Temple University Health System	5.000%	7/1/17	1,000,000	1,028,160
Philadelphia, PA, School District, GO	5.000%	9/1/14	10,000,000	10,364,500
St. Mary Hospital Authority, PA, Health System Revenue:
Catholic Health East	5.000%	11/15/13	3,100,000	3,105,363
Catholic Health East	4.000%	11/15/14	4,330,000	4,496,099
Susquehanna, PA, Area Regional Airport Authority System Revenue	5.000%	1/1/18	3,405,000	3,599,426	(a)
Trinity, PA, Area School District, GO:
AGM	4.000%	11/1/16	5,040,000	5,465,477
AGM	5.000%	11/1/17	4,875,000	5,555,599
Total Pennsylvania				179,212,908
Puerto Rico — 0.6%
Puerto Rico Electric Power Authority, Power Revenue	5.375%	7/1/17	5,000,000	4,460,900
Puerto Rico Electric Power Authority, Power Revenue	5.500%	7/1/17	2,780,000	2,732,962

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	25

Schedule of investments (cont’d)

October 31, 2013

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Puerto Rico — continued
Puerto Rico Electric Power Authority, Power Revenue	5.500%	7/1/18	$2,015,000	$1,729,273
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Revenue:
Ana G. Mendez University System Project	4.000%	4/1/14	1,000,000	1,002,630
Ana G. Mendez University System Project	5.000%	4/1/15	3,060,000	3,086,714
Total Puerto Rico				13,012,479
South Carolina — 1.0%
Piedmont Municipal Power Agency, SC, Electric Revenue	5.000%	1/1/15	2,000,000	2,093,560
South Carolina State Jobs-EDA Revenue:
Bon Secours Health Systems Inc.	4.000%	11/1/15	500,000	527,940
Bon Secours Health Systems Inc.	4.500%	11/1/17	500,000	556,020
Bon Secours Health Systems Inc.	5.000%	11/1/18	1,500,000	1,720,335
South Carolina State Public Service Authority Revenue:
Santee Cooper Project	5.000%	12/1/16	8,000,000	9,046,320
Santee Cooper Project	5.000%	12/1/17	8,000,000	9,277,200
Total South Carolina				23,221,375
Tennessee — 2.0%
Memphis, TN, Electric Systems Revenue	5.000%	12/1/15	25,000,000	27,316,250
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	9/1/15	6,000,000	6,342,540
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	9/1/16	5,000,000	5,399,450
Tennessee State Energy Acquisition Corp., Gas Revenue	5.000%	2/1/16	5,145,000	5,495,169
Total Tennessee				44,553,409
Texas — 10.0%
Central Texas Regional Mobility Authority Revenue:
Senior Lien	3.000%	1/1/14	100,000	100,307
Senior Lien	4.000%	1/1/15	250,000	257,100
Senior Lien	5.000%	1/1/16	250,000	266,835
Senior Lien	5.000%	1/1/18	1,000,000	1,097,650
Senior Lien	5.000%	1/1/19	500,000	549,425
Clifton, TX, Higher Education Finance Corp., Education Revenue, Uplift Education	1.950%	12/1/15	250,000	243,535
Dallas, TX, GO	5.000%	2/15/18	1,675,000	1,956,383
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/13	4,000,000	4,000,000
Dallas-Fort Worth, TX, International Airport Revenue	4.000%	11/1/14	3,500,000	3,632,020
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/14	2,500,000	2,619,000
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/16	1,000,000	1,121,900
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/17	2,000,000	2,297,680
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/18	1,000,000	1,163,970

See Notes to Financial Statements.

26	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Goose Creek, TX, Consolidated ISD, GO, Schoolhouse	4.000%	2/15/19	$1,000,000	$1,129,640
Gulf Coast, TX, Waste Disposal Authority, U.S. Steel Corp. Project	5.750%	9/1/17	3,000,000	3,076,110
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue:
Memorial Hermann Healthcare System	0.280%	6/1/14	2,100,000	2,100,588	(b)
Memorial Hermann Healthcare System	0.380%	6/1/15	1,700,000	1,699,303	(b)
Memorial Hermann Healthcare System	0.480%	6/1/16	2,175,000	2,173,499	(b)
Memorial Hermann Healthcare System	0.580%	6/1/17	3,600,000	3,596,220	(b)
Methodist Hospital System	5.250%	12/1/13	500,000	502,075
Harris County, TX, Revenue:
Toll Road	0.690%	8/15/15	3,715,000	3,713,886	(b)
Toll Road	0.630%	8/15/16	1,600,000	1,597,376	(b)
Toll Road	0.740%	8/15/16	10,000,000	9,983,300	(b)(c)
Toll Road	0.730%	8/15/17	5,500,000	5,482,455	(b)
Toll Road	0.880%	8/15/18	4,500,000	4,485,015	(b)
Houston, TX, Airport System Revenue	5.000%	7/1/16	8,715,000	9,618,920	(a)
Houston, TX, Airport System Revenue	5.000%	7/1/17	10,000,000	11,266,900	(a)
Katy, TX, ISD, GO, PSFG	5.000%	8/15/17	3,475,000	3,986,207	(b)(c)
Love Field, TX, Airport Modernization Corp., Special Facilities Revenue:
Southwest Airlines Co. Project	5.000%	11/1/15	2,000,000	2,102,400	(a)
Southwest Airlines Co. Project	5.000%	11/1/17	7,710,000	8,240,679	(a)
Lower Colorado River, TX, Authority Revenue	5.000%	5/15/14	9,890,000	10,140,316
Lower Colorado River, TX, Authority Revenue	5.000%	5/15/14	110,000	112,765	(f)
Mission, TX, Economic Development Corp., Solid Waste Disposal Revenue, Waste Management Inc. Project	1.500%	8/1/14	5,000,000	5,026,450	(a)(b)(c)
San Antonio, TX, GO:
General Improvement	5.000%	2/1/18	1,980,000	2,308,759
General Improvement	5.000%	2/1/19	1,395,000	1,650,118
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Methodist Hospitals of Dallas	5.000%	10/1/17	1,000,000	1,140,440
Texas A & M University Revenue:
Financing System	5.000%	5/15/17	1,625,000	1,865,614
Financing System	5.000%	5/15/18	1,000,000	1,174,700
Financing System	5.000%	5/15/19	2,250,000	2,667,555
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.625%	12/15/17	45,930,000	51,771,377

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	27

Schedule of investments (cont’d)

October 31, 2013

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/15	$2,700,000	$2,889,189
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/16	3,265,000	3,579,681
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue, 1st Tier	5.000%	12/15/17	4,000,000	4,406,360
Texas State Public Finance Authority Revenue, Unemployment Compensation	5.000%	7/1/16	20,000,000	21,886,200
Texas State Transportation Commission Turnpike System Revenue	1.250%	2/15/15	18,000,000	18,052,380	(b)(c)
Total Texas				222,732,282
U.S. Virgin Islands — 0.3%
Virgin Islands Public Finance Authority Revenue:
Senior Lien	5.000%	10/1/14	3,000,000	3,112,320
Subordinated Lien	5.000%	10/1/14	3,250,000	3,371,680
Total U.S. Virgin Islands				6,484,000
Utah — 0.8%
Nebo, UT, School District, GO:
School Board Guaranty	2.000%	7/1/16	1,245,000	1,270,348
School Board Guaranty	2.000%	7/1/17	1,000,000	1,016,040
School Board Guaranty	2.000%	7/1/18	2,100,000	2,123,646
School Board Guaranty	2.000%	7/1/19	2,195,000	2,206,041
Utah County, UT, Environmental Improvement Revenue, U.S. Steel Corp. Project	5.375%	11/1/15	10,000,000	10,179,900
Total Utah				16,795,975
Virginia — 1.3%
Henrico County, VA, EDA Revenue, Bon Secours Health Systems Inc.	4.000%	11/1/16	700,000	752,668
Virginia State Public School Authority, School Financing	5.000%	8/1/14	15,000,000	15,533,550
Wise County, VA, IDA, Solid Waste and Sewer Disposal Revenue, Virginia Electric & Power Co.	2.375%	11/1/15	10,000,000	10,228,300	(b)(c)
York County, VA, EDA, PCR, Virginia Electric & Power Co.	4.050%	5/1/14	3,500,000	3,556,770	(b)(c)
Total Virginia				30,071,288
Washington — 0.5%
Chelan County, WA, Public Utility, District No. 1, Consolidated Revenue	5.250%	7/1/14	6,000,000	6,177,000	(a)
Spokane, WA, Public Facilities District Revenue	5.000%	12/1/18	1,130,000	1,303,930
Washington State Health Care Facilities Authority Revenue:
PeaceHealth	5.000%	11/1/13	1,000,000	1,000,000
PeaceHealth	5.000%	11/1/14	1,550,000	1,613,054
Total Washington				10,093,984

See Notes to Financial Statements.

28	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
West Virginia — 0.3%
West Virginia State, EDA, Solid Waste Disposal Facilities Revenue, Appalachian Power Co.	2.250%	9/1/16	$6,000,000	$6,062,340	(a)(b)(c)
Wisconsin — 0.3%
Milwaukee County, WI, Airport Revenue	5.000%	12/1/14	805,000	844,131	(a)
Wisconsin HEFA, Health Care Facilities Revenue, Luther Hospital	4.000%	11/15/13	1,075,000	1,076,505
Wisconsin State Petroleum Inspection Fee Revenue	5.000%	7/1/14	3,750,000	3,867,863
Wisconsin State Transportation Revenue	4.000%	7/1/17	1,500,000	1,672,005
Total Wisconsin				7,460,504
Total Investments before Short-Term Investments (Cost — $2,020,929,540)				2,041,781,455
Short-Term Investments — 8.9%
New Hampshire — 0.6%
New Hampshire State Business Finance Authority, Lonza Biologies Inc. Project, LOC-Landesbank Hessen-Thuringen	0.390%	11/1/20	13,500,000	13,500,000	(a)(h)(i)
New York — 8.1%
New York City, NY, GO:
AGM, SPA-Dexia Credit Local	0.400%	11/1/26	150,000	150,000	(h)(i)
LIQ-Dexia Credit Local	0.400%	4/1/35	21,100,000	21,100,000	(h)(i)
SPA-Dexia Credit Local	0.400%	8/1/28	57,000,000	57,000,000	(h)(i)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
SPA-Dexia Credit Local	0.400%	6/15/32	16,500,000	16,500,000	(h)(i)
SPA-Dexia Credit Local	0.400%	6/15/33	12,800,000	12,800,000	(h)(i)
New York City, NY, TFA Revenue:
Future Tax Secured, SPA-Dexia Credit Local	0.400%	8/1/22	15,300,000	15,300,000	(h)(i)
Future Tax Secured, SPA-Dexia Credit Local	0.400%	8/1/23	4,000,000	4,000,000	(h)(i)
LIQ-Dexia Credit Local	0.400%	11/1/22	24,395,000	24,395,000	(h)(i)
LIQ-Dexia Credit Local	0.400%	11/1/22	200,000	200,000	(h)(i)
New York, NY, GO, Subordinated, LOC-Dexia Credit Local	0.400%	3/1/34	28,100,000	28,100,000	(h)(i)
Total New York				179,545,000
Pennsylvania — 0.2%
Butler County, PA, General Authority Revenue, GO, Canon-Mcmillan School District Project, AGM, SPA-PNC Bank N.A.	0.330%	12/1/33	4,700,000	4,700,000	(h)(i)
Virginia — 0.0%
Virginia Small Business Financing Authority, Hospital Revenue, Carilion Clinic Obligation, SPA-Wells Fargo Bank N.A.	0.140%	7/1/42	700,000	700,000	(h)(i)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	29

Schedule of investments (cont’d)

October 31, 2013

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Total Short-Term Investments (Cost — $198,445,000)				$198,445,000
Total Investments — 100.3% (Cost — $2,219,374,540#)				2,240,226,455
Liabilities in Excess of Other Assets — (0.3)%				(6,603,763)
Total Net Assets — 100.0%				$2,233,622,692

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Maturity date shown represents the mandatory tender date.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Security is purchased on a when-issued basis.

(f)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(g)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is $2,219,381,879.

See Notes to Financial Statements.

30	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

Western Asset Short Duration Municipal Income Fund

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AICUP	— Association of Independent Colleges and Universities of Pennsylvania
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BAN	— Bond Anticipation Notes
CDA	— Communities Development Authority
COP	— Certificates of Participation
CSD	— Central School District
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
GO	— General Obligation
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
ISD	— Independent School District
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PFA	— Public Facilities Authority
PSFG	— Permanent School Fund Guaranty
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TAN	— Tax Anticipation Notes
TFA	— Transitional Finance Authority
USD	— Unified School District

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	31

Schedule of investments (cont’d)

October 31, 2013

Western Asset Short Duration Municipal Income Fund

Summary of Investments by Industry* (unaudited)
Industrial revenue	17.7%
Transportation	16.5
State general obligation	9.6
Health care	8.2
Special tax obligation	7.6
Education	7.0
Power	5.5
Leasing	5.3
Local general obligation	4.4
Solid waste/Resource recovery	3.9
Water & sewer	2.9
Pre-Refunded/Escrowed to maturity	1.3
Housing	0.7
Other	0.5
Short-Term Investments	8.9
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of October 31, 2013 and are subject to change.

Ratings table† (unaudited)
Standard & Poor’s/Moody’s/Fitch‡
AAA/Aaa	5.0%
AA/Aa	30.3
A	40.9
BBB/Baa	10.9
BB/Ba	2.7
B/B	0.2
A-1/VMIG 1	8.9
NR	1.1
100.0%

†	As a percentage of total investments.

‡	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Financial Statements.

32	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

Statement of assets and liabilities

October 31, 2013

Assets:
Investments, at value (Cost — $2,219,374,540)	$2,240,226,455
Cash	34,525
Interest receivable	23,462,054
Receivable for securities sold	5,380,000
Receivable for Fund shares sold	2,523,403
Prepaid expenses	159,449
Total Assets	2,271,785,886

Liabilities:
Payable for securities purchased	27,187,704
Payable for Fund shares repurchased	9,002,256
Investment management fee payable	834,079
Service and/or distribution fees payable	673,992
Distributions payable	135,418
Accrued expenses	329,745
Total Liabilities	38,163,194
Total Net Assets	$2,233,622,692

Net Assets:
Par value (Note 7)	$4,336
Paid-in capital in excess of par value	2,220,042,106
Undistributed net investment income	23,888
Accumulated net realized loss on investments	(7,299,553)
Net unrealized appreciation on investments	20,851,915
Total Net Assets	$2,233,622,692

Shares Outstanding:
Class A	103,522,921
Class C	273,805,454
Class I	56,314,171

Net Asset Value:
Class A (and redemption price)	$5.15
Class C*	$5.15
Class I (and redemption price)	$5.15
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$5.27

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges (See Note 2).

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	33

Statement of operations

For the Year Ended October 31, 2013

Investment Income:
Interest	$45,497,339

Expenses:
Investment management fee (Note 2)	10,711,749
Service and/or distribution fees (Notes 2 and 5)	8,598,729
Transfer agent fees (Note 5)	933,521
Registration fees	255,624
Legal fees	206,074
Fund accounting fees	185,050
Audit and tax	51,618
Insurance	43,222
Trustees’ fees	38,344
Shareholder reports	37,705
Custody fees	16,983
Miscellaneous expenses	14,947
Total Expenses	21,093,566
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(101,362)
Net Expenses	20,992,204
Net Investment Income	24,505,135

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss from Investment Transactions	(1,435,206)
Change in Net Unrealized Appreciation (Depreciation) from Investments	(21,608,376)
Net Loss on Investments	(23,043,582)
Increase in Net Assets from Operations	$1,461,553

See Notes to Financial Statements.

34	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2013	2012

Operations:
Net investment income	$24,505,135	$24,995,471
Net realized loss	(1,435,206)	(330,269)
Change in net unrealized appreciation (depreciation)	(21,608,376)	11,573,864
Increase in Net Assets From Operations	1,461,553	36,239,066

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(24,505,124)	(24,984,996)
Decrease in Net Assets From Distributions to Shareholders	(24,505,124)	(24,984,996)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,666,869,675	1,461,339,625
Reinvestment of distributions	22,693,526	22,868,096
Cost of shares repurchased	(1,639,159,744)	(903,483,052)
Increase in Net Assets From Fund Share Transactions	50,403,457	580,724,669
Increase in Net Assets	27,359,886	591,978,739

Net Assets:
Beginning of year	2,206,262,806	1,614,284,067
End of year*	$2,233,622,692	$2,206,262,806
* Includes undistributed net investment income of:	$23,888	$23,877

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	35

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$5.20	$5.16	$5.16	$5.08	$4.90

Income (loss) from operations:
Net investment income	0.06	0.08	0.10	0.09	0.11
Net realized and unrealized gain (loss)	(0.05)	0.04	(0.00) [2]	0.08	0.19
Total income from operations	0.01	0.12	0.10	0.17	0.30

Less distributions from:
Net investment income	(0.06)	(0.08)	(0.10)	(0.09)	(0.12)
Total distributions	(0.06)	(0.08)	(0.10)	(0.09)	(0.12)

Net asset value, end of year	$5.15	$5.20	$5.16	$5.16	$5.08
Total return[3]	0.29%	2.35%	1.90%	3.31%	6.21%

Net assets, end of year (000s)	$533,298	$508,851	$413,831	$352,911	$241,364

Ratios to average net assets:
Gross expenses	0.66%	0.65%	0.65%	0.66%	0.66%
Net expenses[4,5]	0.66	0.65	0.65	0.66	0.66
Net investment income	1.25	1.55	1.89	1.69	2.16

Portfolio turnover rate	28%	10%	21%	15%	12%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

36	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$5.20	$5.16	$5.16	$5.08	$4.90

Income (loss) from operations:
Net investment income	0.05	0.06	0.08	0.07	0.08
Net realized and unrealized gain (loss)	(0.05)	0.04	(0.00) [2]	0.08	0.20
Total income from operations	0.00 [2]	0.10	0.08	0.15	0.28

Less distributions from:
Net investment income	(0.05)	(0.06)	(0.08)	(0.07)	(0.10)
Total distributions	(0.05)	(0.06)	(0.08)	(0.07)	(0.10)

Net asset value, end of year	$5.15	$5.20	$5.16	$5.16	$5.08
Total return[3]	(0.07)%	1.99%	1.53%	2.94%	5.81%

Net assets, end of year (000s)	$1,410,227	$1,456,232	$1,055,424	$1,173,874	$785,921

Ratios to average net assets:
Gross expenses	1.02%	1.01%	1.02%	1.01%	0.99%
Net expenses[4,5]	1.02	1.01	1.02	1.01	0.99
Net investment income	0.89	1.18	1.52	1.33	1.60

Portfolio turnover rate	28%	10%	21%	15%	12%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$5.20	$5.16	$5.16	$5.08	$4.91

Income (loss) from operations:
Net investment income	0.07	0.09	0.10	0.09	0.11
Net realized and unrealized gain (loss)	(0.05)	0.04	(0.00) [2]	0.08	0.19
Total income from operations	0.02	0.13	0.10	0.17	0.30

Less distributions from:
Net investment income	(0.07)	(0.09)	(0.10)	(0.09)	(0.13)
Total distributions	(0.07)	(0.09)	(0.10)	(0.09)	(0.13)

Net asset value, end of year	$5.15	$5.20	$5.16	$5.16	$5.08
Total return[3]	0.39%	2.50%	2.04%	3.47%	6.13%

Net assets, end of year (000s)	$290,098	$241,180	$145,029	$137,323	$48,792

Ratios to average net assets:
Gross expenses	0.60%	0.51%	0.52%	0.51%	0.52%
Net expenses[4,5]	0.56 [6]	0.51	0.52	0.51	0.52
Net investment income	1.35	1.68	2.02	1.84	2.14

Portfolio turnover rate	28%	10%	21%	15%	12%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than 0.005%.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

38	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short Duration Municipal Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	39

Notes to financial statements (cont’d)

reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

40	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$2,041,781,455	—	$2,041,781,455
Short-term investments†	—	198,445,000	—	198,445,000
Total investments	—	$2,240,226,455	—	$2,240,226,455

†	See Schedule of Investments for additional detailed categorizations.

(b) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	41

Notes to financial statements (cont’d)

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, and Class I shares did not exceed 0.75%, 1.10% and 0.60%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

42	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

During the year ended October 31, 2013, fees waived and/or expenses reimbursed amounted to $101,362.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. Class A and Class C shares acquired in an exchange from another Legg Mason Partners Fund subject to a contingent deferred sales charge (“CDSC”), remain subject to the original fund’s CDSC while held in the Fund. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2013, LMIS and its affiliates retained sales charges of $16,011 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$125,056	$2,048

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$794,922,197
Sales	560,831,222

At October 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$29,349,754
Gross unrealized depreciation	(8,505,178)
Net unrealized appreciation	$20,844,576

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2013, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A and Class C shares calculated at the annual rate of 0.15% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	43

Notes to financial statements (cont’d)

For the year ended October 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$809,201	$141,365
Class C	7,789,528	478,371
Class I	—	313,785
Total	$8,598,729	$933,521

For the year ended October 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	—
Class I	$101,362
Total	$101,362

6. Distributions to shareholders by class

	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Investment Income:
Class A	$6,745,429	$7,053,073
Class C	13,934,570	14,659,250
Class I	3,825,125	3,272,673
Total	$24,505,124	$24,984,996

7. Shares of beneficial interest

At October 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	75,554,020	$390,906,555	60,447,026	$314,028,121
Shares issued on reinvestment	1,200,049	6,201,321	1,228,563	6,380,832
Shares repurchased	(71,096,723)	(367,712,352)	(43,939,218)	(228,188,416)
Net increase	5,657,346	$29,395,524	17,736,371	$92,220,537

44	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount

Class C
Shares sold	188,850,078	$978,348,664	181,799,034	$944,394,451
Shares issued on reinvestment	2,568,446	13,272,929	2,666,918	13,849,360
Shares repurchased	(197,744,536)	(1,022,286,531)	(108,745,031)	(564,821,159)
Net increase (decrease)	(6,326,012)	$(30,664,938)	75,720,921	$393,422,652

Class I
Shares sold	57,531,644	$297,614,456	39,062,079	$202,917,053
Shares issued on reinvestment	623,106	3,219,276	507,825	2,637,904
Shares repurchased	(48,226,910)	(249,160,861)	(21,264,000)	(110,473,477)
Net increase	9,927,840	$51,672,871	18,305,904	$95,081,480

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class C	Class I
Daily
11/29/2013	$0.005939	$0.004344	$0.006236

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2013	2012
Distributions Paid From:
Tax-exempt income	$24,505,124	$24,984,996

As of October 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Total undistributed earnings	$87,719
Deferred capital losses*	(1,758,136)
Capital loss carryforward**	(5,534,078)
Other book/tax temporary differences (a)	(63,831)
Unrealized appreciation (depreciation) (b)	20,844,576
Total accumulated earnings (losses) — net	$13,576,250

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred.

**	As of October 31, 2013, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2014	$(489,111)
10/31/2015	(943,924)
10/31/2016	(110,168)
10/31/2018	(3,990,875)
$(5,534,078)

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	45

Notes to financial statements (cont’d)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal. On November 12, 2013, the U.S. Court of Appeals for the Second Circuit issued a summary order affirming the dismissal of the case in its entirety. On November 26, 2013, Plaintiff filed a petition for panel rehearing and for rehearing en banc with the U.S. Court of Appeals for the Second Circuit. The appeals court has not yet taken any action with respect to Plaintiff’s petition.

46	Western Asset Short Duration Municipal Income Fund 2013 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Western Asset Short Duration Municipal Income Fund, the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Short Duration Municipal Income Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2013

Western Asset Short Duration Municipal Income Fund 2013 Annual Report	47

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short Duration Municipal Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past 5 years	World Affairs Council (since 2009); Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

48	Western Asset Short Duration Municipal Income Fund

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Western Asset Short Duration Municipal Income Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 and since 2013
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

50	Western Asset Short Duration Municipal Income Fund

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director Emeritus, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee	155
Other board memberships held by Trustee during past five years	None

Western Asset Short Duration Municipal Income Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

52	Western Asset Short Duration Municipal Income Fund

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Short Duration Municipal Income Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
James Crowley Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

54	Western Asset Short Duration Municipal Income Fund

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended October 31, 2013 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Western Asset Short Duration Municipal Income Fund	55

Western Asset

Short Duration Municipal Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller*

President

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington*

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Dr. Harrington became Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Western Asset Short Duration Municipal Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short Duration Municipal Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration Municipal Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02866 12/13 SR13-2068

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2012 and October 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $786,810 in 2012 and $48,168 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $35,000 in 2012 and $0 in 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $38,700 in 2012 and $6,400 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in 2012 and $0 in 2013.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2013.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3 (a) (58) (B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	December 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	December 23, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Income Trust

Date:	December 23, 2013